SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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X	Definitive Proxy Statement
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Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12
The Montana Power Company
(Name of Registrant as Specified in Its Charter)
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X	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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March 27, 2000

Dear Shareholders:

It is our pleasure to invite you to attend The Montana Power Company Shareholders' Annual Meeting on Tuesday, May 9, 2000, at 1:30 p.m. at the Mother Lode Theatre, 316 W Park, Butte, Montana.

At this meeting, you will be asked to:

  Elect four Directors for a three year term; and

  Transact such other business that may properly come before the meeting.

We will also report on our 1999 performance and our goals, and answer any questions you may have.

Shareholders who owned either our Common or Preferred Stock on March 3, 2000, are entitled to vote at this meeting.

Because your interest in the affairs of The Montana Power Company is important, we hope that you will be able to attend the meeting.

To make it easier for you to vote your proxy and to save postage expenses, we have made Internet and telephone voting available. You will find the instructions on the enclosed proxy card. If you choose not to use the Internet or the telephone for voting, sign and date the proxy card and return it in the envelope provided. Please vote now to save us the expense of a follow-up solicitation.

We look forward to receiving your vote and to seeing you on May 9th.

Sincerely,
Robert P. Gannon	Pamela K. Merrell
Chairman of the Board of Directors	Vice President and Secretary

CONTENTS

Page
QUESTIONS AND ANSWERS GENERAL INFORMATION ITEM NO. 1 PROPOSAL. ELECTION OF DIRECTORS	3 4 4
Nominees for Election for Terms of Three Years Expiring in 2003 Directors to Continue in Office with Terms Expiring in 2002 Directors to Continue in Office with Terms Expiring in 2001
6 7 8
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT BOARD AND COMMITTEES MEETINGS	9 12
Audit Committee Personnel Committee Nominating/Directors' Affairs Other Committees
12 12 13 13
DIRECTOR COMPENSATION PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION	14 15
Introduction Competitive Market Analysis Base Salary Annual Bonus Opportunities - EVA® Bonus Plan Long-Term Incentives Chief Executive Officer Compensation
15 15 16 16 17 19
PERFORMANCE GRAPH SUMMARY COMPENSATION TABLE OPTION GRANTS IN LAST FISCAL YEAR AGGREGATED OPTION EXERCISES IN 1999 AND FISCAL YEAR-END OPTION VALUES RETIREMENT BENEFITS	21 22 23 25 26
Pension Plan Plus Benefit Restoration Qualified Pension Plan Non-Qualified Pension Plan For Senior Management Executives
26 26 27
EMPLOYMENT AGREEMENTS OTHER INFORMATION	28 29
Section 16(a) Beneficial Owner Reporting Compliance Relationship With independent Accountants Other Matters Shareholder Proposals
29 29 29 29
Map to the MEETING LOCATION & AVAILABLE PARKING LOTS	30

The Montana Power Company
General Offices
40 EAST BROADWAY
Butte, Montana  59701-9394

March 27, 2000

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of The Montana Power Company, a Montana corporation, for use at the Shareholders' Annual Meeting on May 9, 2000, or at any adjournment thereof.

This proxy statement and proxy card, 1999 Annual Report, and 1999 Form 10-K were mailed on or about March 27, 1999. These materials are also available on the Company's home page (www.mtpower.com).

QUESTIONS AND ANSWERS

Q: What will be voted on at the meeting?
A: The business to be presented at this year's Annual Meeting is to elect four directors to serve for a term of three years or until their successors are duly qualified and elected.

Q: Who is entitled to vote at this meeting?
A: Shareholders who owned either our Common or Preferred Stock on the record date, March 3, 2000, are entitled to vote at this meeting.

Our outstanding voting securities on March 3, 2000, were as follows:

(a)105,555,466 shares of no par value Common Stock.

(b)580,389 shares of no par value Preferred Stock, $6.00 Series, $4.20 Series, and $6.875 Series.

Q: How are Directors elected?
A: Shareholders are entitled to one vote for each share of Common or Preferred Stock owned on March 3, 2000, multiplied by the number of Directors to be elected. Shareholders may cast all their votes for a single director or distribute their votes among the directors (cumulative voting). You may withhold your vote from any nominee for Director.

If a proxy is given without any voting instructions, the shares will be voted for all the nominees. Abstentions and broker non-votes are counted toward the quorum, but are not counted in any vote.

If a quorum is present, the nominees for Director will be elected by a plurality of the votes cast at the meeting.

Q: How many shares must be present for a quorum to hold the meeting?
A: To hold the meeting, the majority of the outstanding shares on the record date (March 3, 2000) must be present in person or by proxy.

Q: How do I vote?
A: You may vote by one of the following methods:

  By mail - complete and sign the proxy card and return it in the enclosed Business Reply Envelope;
  By either telephone or the Internet - follow the instructions on your proxy card; or
  In person at the meeting - Ballots will be passed out to any shareholder who chooses to vote in person at the meeting. However, if your shares are held in street name (i.e., your shares are held in an account at your brokerage firm) you must request a proxy from your stockbroker to vote in person at the meeting.

Q: Once I have submitted my proxy, may I revoke it?
A: You have the power to revoke your proxy at any time before the vote at the meeting by: (1) filing a revoking statement with the Company's Secretary; (2) by submitting another proxy marked with a later date; or (3) by submitting another vote via the Internet or the telephone. The last proxy you submit (determined by the date on the proxy) will be counted.

General Information

A copy of our 1999 Annual Report and our 1999 Form 10-K filed with the Securities and Exchange Commission for the fiscal year December 31, 1999, accompanies this Proxy Statement.

We have selected Beacon Hill Partners, Inc. to assist in the solicitation of proxies for a fee of $4,000. Solicitations will be made by mail and may also be made by our officers, by other regular employees, or by employees of Beacon Hill Partners personally or by telephone. We also will request that brokers and other nominees solicit proxies or authorizations from shareholders whose shares are held in accounts (street name) at brokerage firms. In addition, we will pay the customary broker or nominee charges for forwarding proxy materials to you.

On January 25, 2000, the Board of Directors appointed Robert P. Gannon, Jerrold P. Pederson and Pamela K. Merrell as the persons to vote as proxies for the shareholders at the annual meeting.

ITEM NO. 1 PROPOSAL.  ELECTION OF DIRECTORS

The Board of Directors currently consists of eleven members, divided into three classes.

Beverly D. Harris retired from the Board of Directors in December 1999, and at its December 1999 meeting, the Board amended our By-laws to reduce the number of Directors from twelve to eleven.

Four Directors will be elected at the Annual Meeting of Shareholders for terms of three years or until the election and qualification of their respective successors. The four candidates nominated by the Board for election are presently members of the Board of Directors.

The names and information about the nominees and the seven other Directors are as follows:

Nominees for Election for Terms of Three Years Expiring in 2003

Kay Foster

Director Since January 1992
Principal Occupation: Ms. Foster, age 58 and resident of Billings, MT, has been President of Planteriors Unlimited, an interior foliage plant sales and maintenance business in Billings, MT, and Missoula, MT since April 1999, and she has owned the business since December 1980.

Carl Lehrkind, III

Director Since July 1984
Principal Occupation: Mr. Lehrkind, age 61 and resident of Bozeman, MT, has been President of Lehrkind's, Inc., a beverage bottler and distributor in Bozeman, MT, since February 1970, and President, Owner and Operator of Yellowstone Country Food and Beverage restaurants in Livingston, MT and Miles City, MT since February 1993.

Jerrold P. Pederson

Director Since July 1993
Principal Occupation: Mr. Pederson, age 57 and resident of Butte, MT, has been Vice President and Chief Financial Officer of The Montana Power Company since May 1991.
Recent Positions: Chief Information Officer for The Montana Power Company from May 1996 to May 1999.

Deborah D. McWhinney

Director Since August 1999
Principal Occupation: Ms. McWhinney, age 44 and resident of San Francisco, CA, has been President of Internet Profiles Corporation (I/PRO), a provider of Web traffic measurement, auditing, and research since July 1999.
Recent Positions: Executive Vice President from May 1997 to July 1999 and Senior Vice President from 1995 to 1997 for VISA International; Vice President from 1986 to 1995 and Senior Vice President from 1990 to 1995 for Bank of America Retail Banking Group; and Vice President from 1981 to 1986 for Bank of America Corporate Banking Group.
Other Public Companies: Director of Novadigm, Inc.

Directors to Continue in Office with Terms Expiring in 2002

Tucker Hart Adams

Director Since September 1995
Principal Occupation: Dr. Adams, age 62 and resident of Colorado Springs, CO, has been President and Chief Executive Officer of The Adams Group Inc., a consulting firm specializing in economic research, analysis, and forecasting, since January 1989. She also publishes the newsletter, "Today's Economy."
Other Public Companies: Trustee for the Tax Free Fund of Colorado and for the Aquila Rocky Mountain Equity Fund.

Alan F. Cain

Director Since March 1989
Recent Positions: Mr. Cain, age 60 and resident of Helena, MT, was President and Chief Executive Officer of BlueCross BlueShield of Montana, a health service corporation, in Helena, MT, from March 1986 until his retirement in September 1999.

John G. Connors

Director Since January 1998
Principal Occupation: Mr. Connors, age 41 and resident of Medina, WA, has been the Chief Financial Officer of Microsoft Corporation, a computer software business, since January 2000.
Recent Positions: Vice President and Chief Information Officer from July 1996 to January 2000 and Corporate Controller from April 1994 to July 1996 for Microsoft Corporation.

Robert P. Gannon

Director Since January 1990
Principal Occupation: Mr. Gannon, age 55 and resident of Butte, MT, has been Chairman of the Board of Directors since January 1998, Chief Executive Officer since July 1997 and President since January 1990 for The Montana Power Company.
Recent Positions: Vice Chairman of the Board of Directors from January 1996 to December 1997 and Chief Operating Officer responsible for utility operations from June 1992 to January 1996 for The Montana Power Company.

Directors to Continue in Office with Terms Expiring in 2001

R. D. Corette

Director Since July 1990
Principal Occupation: Mr. Corette, age 59 and resident of Butte, MT, has been an attorney, owner, and employee for Corette, Pohlman & Kebe, a law firm in Butte, MT, since 1966.

John R. Jester

Director Since September 1995
Principal Occupation: Mr. Jester, age 59 and resident of Gig Harbor, WA, has been President of Bargain Street LLC, a retail firm, since September 1997.
Recent Positions: Private investor from June 1997 to September 1997 and President of Muzak Limited Partnership, a telecommunications based business, from January 1988 to May 1997.

Noble E. Vosburg

Director Since October 1988
Principal Occupation: Mr. Vosburg, age 58 and resident of Great Falls, MT, has been President and Chief Executive Officer of Pacific Steel & Recycling, a steel service center and recycling business in Great Falls, MT, since May 1982.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers' Stock Ownership

The following table shows the number of shares owned on February 15, 2000, by each of the directors and named executive officers listed in the Summary Compensation Table and by all of the directors and executive officers as a group.

	Number of Shares Beneficially Owned
Name of Owner	Common	Preferred	% of Class
Tucker Hart Adams (1) (8)	3,628	0	*
Alan F. Cain (2)(8)	6,053	0	*
John G. Connors (8)	23,525	0	*
R. D. Corette (8)	9,533	0	*
Richard F. Cromer (3)(9)(10)	75,654	250	*
Kay Foster (4)(8)	8,931	0	*
Robert P. Gannon (5)(9) (10)	62,128	0	*
Jack D. Haffey (9) (10)	46,612	0	*
John R. Jester (8)	9,867	0	*
Carl Lehrkind, III (6)	16,614	0	*
Michael Meldahl (9)	29,177	4	*
Deborah D. McWhinney	2,665	0	*
Jerrold P. Pederson (9)(10)	66,752	0	*
Noble E. Vosburg (7)(8)	8,528	0	*
All Directors and Executive Officers as a Group (22 in Number) (11)	583,274	254	*

*Less than one percent of each class of Common and Preferred.

  Includes 96 shares of Common Stock held by Dr. Adams' spouse.
  Includes 26 shares of Common Stock owned by Mr. Cain's spouse for which Mr. Cain disclaims beneficial ownership.
  Includes 2,616 shares of Common Stock held by Mr. Cromer's spouse for which he disclaims beneficial ownership; 175 shares of Common Stock held in a custodian account for his granddaughter for which Mr. Cromer is the custodian and for which he has voting and investment power; and 250 units of the Quarterly Income Preferred Stock (QUIPS), Series A issued by Montana Power Capital 1, a subsidiary of The Montana Power Company. These units do not have voting rights with respect to The Montana Power Company.
  Includes 324 shares of Common Stock held by Ms. Foster's spouse.
  Includes 32,832 shares held by Mr. Gannon's spouse for which Mr. Gannon disclaims beneficial ownership.
  Includes 2,200 shares of Common Stock held by the Trustee for Lehrkind's, Inc., Profit Sharing Plan #2 for which Mr. Lehrkind is a beneficiary and for which he has shared voting and investment power; and 8,964 shares of Common Stock held by Lehrkind's, Inc., for which he has shared voting and investment power.
  Includes 268 shares of Common Stock held by Mr. Vosburg's spouse for which Mr. Vosburg disclaims beneficial ownership.
  Includes deferred stock units held in the Non-Employee Directors' Stock Compensation Plan described on page 14:
  Ms. Adams - 3,446;
  Mr. Cain - 4,114;
  Mr. Connors - 960;
  Mr. Corette - 3,829,
  Ms. Foster - 3,721;
  Mr. Jester - 6,867; and
  Mr. Vosburg - 3,597.
  The holders of these units have no voting or investment power.
  Includes shares in the Retirement Savings Plan 401(k) attributable to the Company's and the employee's contributions as follows:
  Mr. Cromer - 13,529;
  Mr. Gannon - 17,633;
  Mr. Haffey - 14,588;
  Mr. Meldahl - 8,671; and
  Mr. Pederson - 16,752.
  Includes option shares exercisable within 60 days of year-end:
  Mr. Cromer - 51,749;
  Mr. Gannon - 4,284;
  Mr. Haffey - 19,334; and
  Mr. Pederson - 48,000.
  Includes 130,512 shares held for executive officers in the Retirement Savings Plan 401(k); 238,865 option shares exercisable within 60 days of year-end.

5% Beneficial Owner

On July 9, 1999, Lehman Brothers Holdings, Inc., a broker/dealer registered under Section 15 of the Securities Exchange Act of 1934, filed a Schedule 13G report with the Securities and Exchange Commission reporting their ownership of The Montana Power Company's $6.875 Series Preferred Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
$6.875 Series Preferred Stock	Lehman Brothers Holdings, Inc. 3 World Financial Center New York, NY 10285	50,420 shares of $6.875 Series[1]	8.7[1]

1These securities were acquired in the ordinary course of business and were not for the purpose of having an effect on changing or influencing the control of The Montana Power Company and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.

BOARD AND COMMITTEE MEETINGS

The Board of Directors met nine times during 1999. All Board members attended over 75 percent of the Board and Committee meetings, except for Mr. Connors who attended 71 percent of the Committee meetings.

The following table shows the Audit, Personnel and Nominating/Directors' Affairs Committee members, the number of meetings, and their functions.

Committees	Committee Functions
Audit
Meetings: 6 Members: Noble E. Vosburg* Tucker Hart Adams** John G. Connors** John R. Jester**
  Recommends to the Board an independent certified public accounting firm to audit our books and records.
  Reviews the audit by an independent accounting firm and recommends its approval to the Board.
  Reviews and approves major accounting policies; the adequacy of principal internal controls; the adequacy of information disclosure essential to a fair presentation of our financial affairs; and the scope and content of our Code of Business Conduct. Also considers any significant irregularities or exceptions reported to it.
  Oversees internal audit functions; trading and risk management controls; and accounting and financial personnel, both external and internal.

Personnel
Meetings: 10 Members: Carl Lehrkind, III* R. D. Corette** Kay Foster** John R. Jester** Deborah D. McWhinney** Noble E. Vosburg**
  Recommends to the Board a slate of Officers to be elected for the next year.
  Oversees benefit plans and programs and our Officers' compensation.
  Reports on executive compensation. See the report beginning on page 15.
  Oversees our Long-Term Incentive Plan.
  Recommends to the Board concerning officer positions and responsibilities.
  Reviews succession planning.
  Evaluates the performance of the Chief Executive Officer.

Nominating/Directors' Affairs
Meetings: 8 Members: Alan F. Cain* Tucker Hart Adams** John G. Connors** R. D. Corette** Deborah D. McWhinney**
  Recommends to the Board persons to be elected to the Board when vacancies exist or when any additions to the Board may be authorized.
  Evaluates the Board's performance.
  Oversees Director Compensation.
  Reviews and makes recommendations to the Board concerning corporate governance matters.

*Chairperson and Non-employee Director
**Non-employee Director

Other Committees
The Board of Directors also has an Executive Committee, a Contributions Committee, an Environment and Safety Committee, a Finance Committee, and a Special Committee on Mergers and Acquisitions.

DIRECTOR COMPENSATION

In 1999, compensation for Non-employee Directors included the following:

  An annual retainer of $19,600;
  $500 for each Committee meeting attended on days other than regularly scheduled Board meeting days; and
  960 shares of Common Stock or deferred stock units.

Non-employee Directors also receive $850 for attending each special meeting of the Board held in addition to the regularly scheduled Board meetings. There were no special meetings in 1999.

We have a Deferred Compensation Plan for Non-employee Directors which permits deferral of their annual retainer until the Director retires from the Board. The deferred compensation earns interest at the rate based on Moody's Average Baa Corporate Bond rates. No compensation was deferred in 1999.

In addition, we have a Non-employee Stock Compensation Plan that provides an annual grant of Common Stock to each Director and also permits a Director to receive any portion of the annual retainer in the Company's Common Stock. Directors may elect to defer receipt of this stock payment until they cease to be a Director of the Company or until such other date as the Director elects. Deferred stock payments are credited as stock units to a separate deferred compensation account. At the end of the deferral period, the Director will be paid for the stock units in the Company's Common Stock or the equivalent value in cash based upon the market value of the Company's Common Stock at that time.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

The Company's executive compensation program consists of three components described in more detail below: base salary, which is the amount of base compensation; annual cash incentives, which is based on the Company's improvement in Economic Value Added (EVA® 1) targets set by the Board of Directors; and long-term incentives, which are stock-based and generally have been provided in the form of stock option grants.

The compensation philosophy for executive officers is to:

Provide compensation that allows our Company to successfully attract and retain the officers necessary to its long-term success;

Provide a strong linkage between compensation and the creation of shareholder value over the long-term;

Provide compensation which relates to the performance of the individual officer; and

Provide internal equity among officers.

Competitive Market Analysis

Regular Annual Analysis

Information on executives' compensation in comparable companies and positions was gathered as the starting place for analyzing executive compensation. Because we are engaged in several businesses, executives responsible for the overall corporation were compared to executive positions in general industry compensation surveys, including the Mercer Executive Compensation Survey and the Hewitt Associates Executive Compensation Survey. Executives in particular business units were compared to similar positions in industry-specific surveys. For example, officer positions in the electric and natural gas utility business unit were compared to positions in the Towers Perrin Energy Services Industry Executive Compensation Database (including many of the companies in the Standard & Poor's 27 Electric Utility Index shown in the Performance Graph on page 21).

Where the data was available, the compensation information was regressed to make comparisons to companies with similar revenue size, and comparisons were made to median compensation. While base salary and annual cash bonus opportunity information was generally available in all of the surveys, values for long-term incentive opportunities were not as generally available. Long-term incentive information was available in the Towers Perrin survey, so that information was used for executives otherwise compared to the general industry surveys.

Special Analysis

In addition to the annual analysis described above, Hewitt Associates was engaged by the Personnel Committee to conduct a special analysis of the compensation of several officers (including the Chief Executive Officer) whom the Committee deemed to be critical to the success of our telecommunications business, Touch America, Inc. This analysis was to determine whether these executives had been adequately compensated for the success of that business, whether their compensation is effective for retention purposes, and whether their compensation contained enough leverage to motivate these officers for continued success.

Three comparison groups were used for this analysis:
1.	A high-performing, general industry group with similar revenues and with average three-year total returns of 90%;
2.	Established telecommunications companies from Hewitt's Total Compensation Database (adjusted for revenues by regression); and
3.	A group of telecommunications companies directly comparable to Touch America.

Many of the telecommunication companies in groups 2 and 3 above are included in the NASDAQ Telecommunication Index shown on the Performance Graph on page 21.

Base Salary

Base salary decisions began with the comparison to the market data gathered as described above in the regular annual analysis. In most cases, the base salary of officers was lower than the median of the market comparisons. Base pay was increased generally by 2.5%, except in cases where the Committee determined that the base pay was too far from the median or where there were retention or internal equity concerns. In those cases, base salaries were increased by more than 2.5% (the amount of general salary movement). In most cases, however, even with the increases, base salaries remain below competitive medians. Base pay determinations were not objectively based on Company performance.

Annual Bonus Opportunities - EVA®1 Bonus Plan

In 1998, the Personnel Committee approved a four-year EVA®1 (Economic Value Added) Bonus Plan for all officers and high-level managers based on increasing shareholder value as measured by EVA®1. This creates a specific relationship between the amount of bonus pay and the performance of the Company.

Bonuses under this Plan depend on whether the Company and individual business units achieve specific improvement in year-over-year EVA®1. Expected EVA ®1 improvement goals based on market value have been set for each of the four years of the Plan. If the goal for the year is achieved, the target bonus is earned.

The target bonus for corporate officers is dependent on the overall Company EVA®1 improvement, while target bonuses for officers and managers in a particular business unit depend primarily on the EVA®1 improvement for that business unit. Target bonus levels were established in 1998 for the four years of the Plan for each individual officer using market survey data averages. The levels range from 10% to 60% of base pay. In 1999, the Committee made a few adjustments to the bonus opportunity percentages to reflect job changes and to address retention and internal equity concerns.

If the Company's actual EVA®1 improvement precisely meets the goal for the year, the participant will receive the target bonus. If the improvement is greater than the goal for the year, the bonus amount increases. However, two-thirds of the increase above the target bonus is placed in a "bonus bank," the payout from which depends on maintaining future performance. If the improvement is less than the goal for the year, the "bonus bank" can be negative. This "negative" bonus amount must be recouped before any future payout is made.

The Personnel Committee approved a payout under this Plan in 1999 for 1998 performance in accordance with these objective criteria established by the Plan. The payout for the named officers is shown in the Summary Compensation Table.

Long-Term Incentives

Annual Grants

The Personnel Committee made grants of options to all officers in June 1999 consistent with its total compensation program, which began with the implementation of the EVA®1 Bonus Plan in 1998. Amounts of the option awards were the same as the awards made in 1998, based upon the compensation analysis conducted as part of the implementation of the EVA®1 Bonus Plan in 1998. Those amounts were determined in 1998 based on a comparison of the value of the awards to the total compensation market information gleaned from the market surveys conducted in 1998 and, thus, the amounts were not determined based on Company performance. The amounts of the grants did not change from

1998, except for a few adjustments made for retention and internal equity purposes. The options under this program were granted with an exercise price per share equal to the market price per share on the date of grant, and the options vest in two years and have a ten-year term.

Special Grants

The analysis conducted by Hewitt for several officers deemed by the Personnel Committee to be critical to the success of the telecommunications business, described above under "Competitive Market Analysis," resulted in the Personnel Committee making additional long-term incentive grants to these officers.

The Hewitt analysis concluded that most of the officers considered were under-compensated compared to three survey groups described above under "Special Market Analysis." Hewitt recommended a special one-time stock compensation grant program to be implemented over two years. The purpose was to meet the goals stated above: to assure these officers have been rewarded adequately for success of the telecommunications business; to address retention concerns; and to create strong, long-term incentives to continue the success of the telecommunications business. This recommendation was approved by the Personnel Committee, and special long-term incentive grants were made.

The value of these awards was determined by Hewitt in the amounts deemed necessary to meet the objectives described above, when compared to the competitive analysis for each position. While the amounts of the awards were not objectively related to Company performance, the Personnel Committee specifically cited the significant value created by our telecommunications business, driving our stock price to record levels. The Committee also cited the Company's stellar performance in 1998.

The awards recommended by Hewitt were to be delivered to most of these critical officers in several forms. A quarter of the value determined for the officer was to be provided in the form of additional stock option grant similar to the general options grants to all officers described above with an exercise price per share equal to the market value per share on the date of grant, a two-year vesting period, and a ten-year term. Another quarter of the value was to be delivered in performance-based option granted in 1999. The final portion of the value (one-half) would be delivered in performance-based options to be granted in 2000.

The performance-based options granted in 1999 vest early based upon share price targets. The options ultimately vest at the end of eight years, regardless of stock price; the exercise price is the market price on the date of grant; and the term is ten years. Half of the options vest early if the Company's Common Stock sustains a price of $46.50 per share for ten days, and the other half vests early when a $63.00 per share price is sustained for ten days. The stock price targets were established by considering both the past performance of the Company, and the performance of high-performing energy-communications combination companies using a capital asset pricing model. The resulting price targets were also compared to published price expectations of analysts and investors.

In 1999, the Committee also made a special grant of restricted stock to one officer for the same purposes noted above. That officer did not receive the additional regular option grant. His special grant was entirely in the form of performance-based options.

1996 Dividend Equivalent Awards-Amounts Paid in 1999

In 1996, as described in the 1997 Proxy Statement, certain Company officers were awarded the opportunity to earn Dividend Equivalents if the performance objective described below was achieved over the three-year period from 1996 through 1998.

In 1999, the Committee determined the extent to which the performance objective was achieved, and determined the amounts earned by these officers. The performance objective was a comparison of the Company's Total Shareholder Return (TSR) to the TSR of the Peer Group used in the performance graph of the Company's Proxy Statement-the Standard & Poor's 27 Electric Power Company Index. To achieve a maximum payout, the Company's TSR had to be in at least the 90th percentile of the TSR for the Peer Group. The payout decreased proportionately with the Company's decrease in TSR performance. The Committee determined awards to be paid based upon this objective criterion, and the amounts awarded to the named officers are shown in the LTIP payout column of the Summary Compensation Table.

Chief Executive Officer Compensation

The compensation provided to the Chief Executive Officer, Robert P. Gannon, was examined as part of the routine annual examination and as part of the special analysis conducted by Hewitt Associates described above.

Mr. Gannon's base salary was compared to the general industry surveys described above(the Mercer and Hewitt Executive Compensation Surveys). His base salary was considerably below the medians indicated in such surveys. The Personnel Committee increased his salary by approximately 23% to bring his base salary closer to medians for comparable positions, although his base salary still lags behind those medians. The special analysis performed by Hewitt Associates also showed that his base salary lags behind medians for the comparisons to high-performing general industry companies, general telecommunications companies and the competitor communications companies, even after the increase approved by the Committee.

In granting the base salary increase, the Committee cited the Company's very strong performance in 1998, particularly the success of the telecommunications business. However, the base salary decision had no specific relationship to objective Company performance criteria.

The Committee also awarded an annual bonus to Mr. Gannon from the EVA®1 Bonus Plan for 1998 Company performance. As described earlier, this Plan measures year-over-year EVA®1 improvement to determine the bonus payout. In 1998, the Company exceeded its EVA®1 improvement goals, and Mr. Gannon received a payout of 72% of his annual salary compared to his target bonus of 60%, and bonus dollars were assigned to his "bonus bank".

As described above, two-thirds of the amount earned over the target bonus goes into a "bonus bank", with the payout dependent upon future performance. Mr. Gannon's annual bonus was totally dependent on the Company's performance in 1998, as measured by the objective criteria of EVA®1 improvement.

The Committee also approved a payout to Mr. Gannon under the 1996 Dividend Equivalent Award. The objective criteria of that award is described above, and a payout was approved based upon the Company's TSR performance relative to the Standard & Poor's 27 Electric Power Company Index over the three years 1996 through 1998.

Also as described above, stock options were granted to Mr. Gannon, both as part of the annual grant program and as part of the special grants which were made based upon the Hewitt analysis. The number of options granted under the regular program was based upon the 1998 survey information for his position, and not on an objective measure of the Company's performance. As noted above, the Hewitt analysis concluded that relative to the three comparison groups, Mr. Gannon was under-compensated. Thus, the special option grants were designed to provide some "make-up." Hewitt determined a total value, based on its analysis, which should be provided to Mr. Gannon and this value was not based upon objective measures of Company performance. A quarter of that value was delivered in the form of an additional grant of options similar to those in the annual grant. Another quarter of that value was delivered in performance-based options as described above. The performance-based options, because of their early vesting provisions, are directly tied to the Company's performance as demonstrated in the stock price.

Personnel Committee

C. Lehrkind, III, Chairman	R. D. Corette
K. Foster	D. D. McWhinney
J. R. Jester	N. E. Vosburg

1EVA® is a registered trademark of Stern Stewart & Co.

PERFORMANCE GRAPH

The following five-year cumulative total return graph compares the performance of The Montana Power Company with Standard and Poor's (S&P) 500 Index, the S&P's Electric Companies' Index (which includes 27 electric companies, 10 of which also have a significant telecommunications business), and the NASDAQ Telecommunications Index (which includes 259 telecommunications companies). We added the NASDAQ comparison this year because a significant portion of our stock price is directly attributable to our telecommunications business. Therefore, providing a comparison to other telecommunications companies is appropriate. The cumulative total return graph assumes that $100 is invested at year-end 1994, and from that date forward, all dividends are re-invested monthly. Then, at the end of each year, the value of the $100 initial investment is calculated based on the current stock price. As shown on the graph, at the end of 1999, the initial $100 investment grew to $416 for The Montana Power Company; to $351 for the S&P 500 Index; and to $561 for the NASDAQ Telecommunications Index. The investment decreased to $154 for the S&P Electric Companies' Index.

FIVE-YEAR CUMULATIVE TOTAL RETURN The Montana Power Company (MTP) compared to the S&P 500 Index, the S&P Electric Companies' Index, and the NASDAQ Telecom Index*
INDEXED RETURNS
	Base Period	Years Ending
Company / Index	Dec94	Dec95	Dec96	Dec97	Dec98	Dec99
MONTANA POWER	100	105.48	107.22	170.52	317.60	415.59
S&P 500 INDEX	100	137.58	169.17	225.60	290.08	351.12
ELECTRIC COMPANIES-500	100	131.09	130.91	133.86	190.80	153.84
NASDAQ TELECOM INDEX	100	130.91	133.86	195.75	322.30	561.27
*100 invested on December 31, 1994, in stock or index, with re-investment of dividends. Fiscal year ending December 31.

SUMMARY COMPENSATION TABLE

The following table shows the compensation paid to the Chief Executive Officer and the next four most highly compensated employees for services rendered during fiscal years 1999, 1998, and 1997. We refer to each of these officers as a "named executive officer."

		Annual Compensation		Long-Term Compensation
				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus1 ($)	Restricted Stock Award ($)	Securities Underlying Options (#)	LTIP Payouts3 ($)	All Other Compensation4 ($)
R. P. Gannon CEO, Chairman of the Board & President	1999 1998 1997	408,600 362,523 297,500	263,671 115,920 0	0 0 0	214,800 84,000 0	126,000 51,757 32,242	15,054 6,400 6,653
J. P. Pederson VP, Chief Financial Officer	1999 1998 1997	200,022 186,850 179,500	112,915 48,563 0	0 0 0	144,000 42,000 0	60,000 25,505 0	6,400 21,641 27,998
R. F. Cromer Executive VP & COO, Energy Supply Division	1999 1998 1997	198,288 193,920 187,800	117,187 48,960 0	0 0 0	42,000 42,000 0	84,000 48,976 38,796	39,888 16,192 21,145
J. D. Haffey Executive VP & COO, Energy Services Division	1999 1998 1997	195,190 190,890 183,500	115,356 48,195 0	0 0 0	42,000 42,000 0	84,000 16,771 10,210	25,400 28,644 28,460
M. J. Meldahl Executive VP & COO, Technology Division	1999 1998 1997	194,616 166,800 137,508	177,165 33,750 0	438,7502 0 0	130,300 48,000 0	0 0 0	27,585 27,585 2,905

1These awards were earned in 1998 and paid in 1999 under the EVA® Bonus Plan. Awards earned for 1999 have not been determined and approved by the Personnel Committee in time to be included in these amounts.

2Mr. Meldahl's award of restricted stock is subject to forfeiture or proration in the event he should terminate employment from the Company. The restrictions will elapse as follows: 4,000 shares on May 11, 2000; 4,000 shares on May 11, 2001; and 4,000 shares on May 11, 2002. The stock has voting and dividend rights. The market price on the date of grant was $36.5625 per share.

3This column shows the dividend equivalent awards on options that were awarded in 1996 and paid in 1999. These awards, approved by the Personnel Committee, were based on the Company's total shareholder return for the years 1996-1998, in comparison to the Standard and Poor's 27 Electric Utility Index.

4This column shows:

(a)	the value of the Company's matching contribution of stock made under the Company's Retirement Savings Plan 401(k); and
(b)

compensation received for selling unused vacation time back to the Company, which is available to all employees: Mr. Cromer - $33,488; Mr. Gannon - $8,654; Mr. Haffey - $19,000; and Mr. Meldahl - $21,185. The amounts may include vacation accrued in prior years.

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows option grants to the named executive officers during the last fiscal year.

INDIVIDUAL GRANTS
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price4 ($/Share)	Expiration Date	Grant Date Present Value5 ($)
R. P. Gannon	84,0001	9.1	35.3594	06/21/2009	629,076
R. P. Gannon	75,3003	8.2	27.5625	10/25/2009	501,144
R. P. Gannon	55,5002	6.0	27.5625	10/25/2009	369,369
J. P. Pederson	50,0001	5.4	35.3594	06/21/2009	374,450
J. P. Pederson	66,2003	7.2	27.5625	10/25/2009	440,581
J. P. Pederson	27,8002	3.0	27.5625	10/25/2009	185,017
R. F. Cromer	42,0001	4.6	35.3594	06/21/2009	314,538
J. D. Haffey	42,0001	4.6	35.3594	06/21/2009	314,538
M. J. Meldahl	50,0001	5.4	35.3594	06/21/2009	374,450
M. J. Meldahl	80,3003	8.7	27.5625	10/25/2009	534,421

1This option is first exercisable on June 21, 2001.

2This option is first exercisable on October 25, 2001.

3This option is first exercisable on October 27, 2007, except that the grant provides for early vesting prior to October 27, 2007 as follows: (1) 50% of the shares granted shall become exercisable if, at any time, the Company's Common Stock, as reported on the New York Stock Exchange Composite Tape, is at or above $46.50 per share for a period of ten consecutive trading days; and (2) the remaining 50% of shares granted shall become exercisable if at any time the Company's Common Stock, as reported on the New York Stock Exchange Composite Tape, is at or above $63.00 per share for a period of ten consecutive trading days.

4The exercise price was based on the average of the Company's high and low Common Stock price as reported on the New York Stock Exchange Composite Transaction Tape (fair market value) on the grant date.

5The Binomial option pricing model was used to determine the present value of the options granted to the named executive officers. The assumptions used in the Binomial equation to determine the present value are as follows:
6/21/99 Grant:

Market price of stock - $35.5625
Exercise price of option - $35.5625
Stock volatility - 23.9176%
Annualized risk free interest rate - 6.0560%
10-year option term
Dividend yield - 6.0560%
Per option binomial value - $7.4890

10/25/99 Grant:

Market price of stock - $27.5625
Exercise price of option - $27.5625
Stock volatility - 25.6487%
Annualized risk free interest rate - 6.68%
10-year option term
Dividend yield - 5.7593%
Per option binomial value - $6.6553

AGGREGATED OPTION EXERCISES IN 1999
AND FISCAL YEAR-END OPTION VALUES

The following table provides information with respect to the named executive officers, concerning exercise of stock options at fiscal year-end.

	Shares Acquired on Exercise	Value Realized (Aggregate Market Price at Exercise Less Aggregate Exercise Price1)	Number of Securities Underlying Unexercised Options At Fiscal Year-End (#)		Value of Unexercised In-the-Money-Options at Fiscal Year-End ($36.06252) ($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
R. P. Gannon	9,716	177,902	4,284	298,800	108,171	2,589,671
J. P. Pederson	16,000	458,988	48,000	186,000	1,197,112	1,543,560
R. F. Cromer	3,231	62,432	51,749	84,000	1,295,2980	1,543,560
J. D. Haffey	0	0	19,334	84,000	486,884	738,935
M. J. Meldahl	0	0	0	154,300	0	1,151,205

1Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite Transaction Tape, on the date of exercise.

2Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite Transaction Tape, on December 31, 1999.

RETIREMENT BENEFITS

The table below illustrates the estimated annual benefits payable to officers under the Company's Pension Plan (a qualified defined benefit plan) and under the Company's Benefit Restoration Plan for Senior Management Executives (a non-qualified defined benefit plan). The estimated annual benefits displayed become payable upon normal retirement at age 65 on January 1, 2000. These benefits will be reduced if the officer retires before reaching age 65. The amounts presented assume the officer elects a single life annuity benefit payment.

PENSION PLAN PLUS BENEFIT RESTORATION

Years of Service
Remuneration	15	20	25	30	35
$150,000	$ 84,942	$ 95,724	$ 106,589	$ 117,584	$ 128,982
$175,000	$ 100,378	$ 113,108	$ 125,900	$ 138,824	$ 152,209
$200,000	$ 113,814	$ 128,492	$ 143,210	$ 158,063	$ 173,436
$225,000	$ 129,250	$ 145,875	$ 162,521	$ 179,302	$ 196,662
$250,000	$ 142,686	$ 161,259	$ 179,831	$ 198,542	$ 217,888
$275,000	$ 158,122	$ 178,643	$ 199,142	$ 219,781	$ 241,115
$300,000	$ 171,558	$ 194,026	$ 216,453	$ 239,021	$ 262,342
$325,000	$ 186,994	$ 211,410	$ 235,763	$ 260,260	$ 285,568
$350,000	$ 202,429	$ 228,794	$ 255,073	$ 281,499	$ 308,795
$375,000	$ 215,865	$ 244,178	$ 272,384	$ 300,739	$ 330,022
$400,000	$ 231,301	$ 262,561	$ 291,695	$ 321,978	$ 353,248
$425,000	$ 244,737	$ 276,945	$ 309,005	$ 341,218	$ 374,475
$450,000	$ 260,173	$ 294,328	$ 328,316	$ 362,457	$ 397,701
$475,000	$ 275,609	$ 311,712	$ 347,626	$ 383,697	$ 420,928
$500,000	$ 289,045	$ 327,096	$ 364,937	$ 402,936	$ 442,155

Qualified Pension Plan

Benefits under the Company's Qualified Pension Plan are determined by using a cash balance (or account based) formula. As of January 1, 2000, all named officers will have their benefits determined using the cash balance formula.

The cash balance method of benefit accrual establishes a notional account for eligible participants that is credited each year with the following Company contributions:

  A fixed interest credit of 6% based on the beginning balance in the participant's account; plus
  A basic credit of 3% to 12% of the participant's eligible earnings for the year. Eligible earnings include base pay plus commissions not to exceed 100% of base pay; plus
  An additional credit of 1.5% to 6% of the participant's eligible earnings that are in excess of 1/2 of the current year's Social Security Wage Base.

The Company's contributions are predicated upon the number of "points," based on the participant's age and service, that an eligible participant has earned. When an eligible participant elects to commence benefit payments, the participant's accrued cash balance account is converted to a monthly annuity payment.

The table found on page 26 includes pension benefits that have been calculated using the cash balance formula.

As of March 1, 2000, credited years of service for the Company's top five executive officers are as follows: 26 years for Mr. Gannon, age 55; 34 years for Mr. Pederson, age 57; 32 years for Mr. Cromer, age 54; 27 years for Mr. Haffey, age 54 and 18 years for Mr. Meldahl, age 50.

Non-Qualified Pension Plan for Senior Management

Through December 31, 1998, officers and certain other key employees also participated in a Non-Qualified Pension Plan called the Benefit Restoration Plan for Senior Management Executives. The named executive officers participated in the Benefit Restoration Plan, which provided for annual benefit payments upon retirement to the participant over the participant's lifetime or, in the event of the participant's death, to the participant's beneficiary for the remainder of a 15-year period commencing on the date of the participant's retirement. This benefit is in addition to the Qualified Pension Plan benefit.

Life insurance which is carried on Benefit Restoration Plan participants is owned by a Rabbi trust, and this life insurance helps fund the Benefit Restoration Plan. Participants in the Benefit Restoration Plan contributed toward the funding of the Plan. All death proceeds are specifically directed to the Benefit Restoration Plan trust for the sole purpose of paying for Plan benefits.

The Board of Directors approved the curtailment of the Benefit Restoration Plan for Senior Management Executives effective December 31, 1998. All active participants, including the named executive officers, became vested in the Plan immediately upon curtailment, and the Plan is closed to additional participants. Existing Plan participants are entitled to receive the benefit accrued as of the date of curtailment with no further benefit accrual. This frozen benefit will become payable upon retirement or death.

Benefit determination under the curtailed plan will include a "make-up" amount equal to any decrease in the executive's Qualified Pension Plan benefit as a result of limitations imposed on the Pension Plan by Sections 415 and 401(a)(17) of the Internal Revenue Code. The statutory limitation "make-up" will be based on the officer's actual compensation and years of service at retirement.

The table, on page 26, includes accrued benefits under the Benefit Restoration Plan for Senior Management Executives as of the date of curtailment, as well as benefits that have been calculated to represent the statutory "make-up" amount for decreases in the executive's benefit under the Pension Plan.

EMPLOYMENT AGREEMENTS

The Company has entered into severance benefit agreements with the named executive officers to provide benefits under certain circumstances after a change of control of the Company, if their employment is subsequently terminated without "cause" by the Company (as defined in such agreement) or with "good reason" by the employee (as defined in such agreement). These agreements will expire December 31, 2002. However, the agreements will be extended for one-year periods unless the Company provides timely notice of termination.

The agreements with the named executive officers provide that if, within three years after the occurrence of a change of control as defined in each agreement, the employee is terminated by the Company without cause (as defined in the agreement), or the employee terminates employment with the Company for good reason (as defined in the agreement), the employee is entitled to (i) 299.9 percent of the sum of the highest annual rate of base salary paid to the individual during the three-year period immediately preceding the Change of Control and the highest annual bonus paid to such individual during such three-year period; (ii) 200 percent of the annual contribution to the employee's Cash Balance Pension Plan; (iii) the present value of the cost to provide welfare benefits under the Company's life insurance, health, dental, disability and other welfare plans for a period of three years following termination; and (iv) a prorated portion of the target annual bonus in the year in which the change of control occurred.

In the event that any amounts paid to the named executive officers under their agreements are subject to the excise tax imposed under the Internal Revenue Code of 1986, as amended in connection with a change of control, the Company shall pay an additional amount (the "Gross-Up Payment") equal to the amount of any such excise taxes and any state or federal taxes on the "Gross-Up Payment".

OTHER INFORMATION

Section 16(a) Beneficial Owner Reporting Compliance

The Securities Exchange Act of 1934, Section 16(a), requires Directors, certain officers, and shareholders owning more than 10 percent of a class of shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Company with copies of all reports filed. These reports must be filed by the tenth day of the month following the month in which a transaction occurred. Based solely on review of reports furnished to the Company and written representations from the Company's officers and Directors, we believe that during 1999 all Directors and officers complied with the reporting requirements, except for one late report filed by Mr. Meldahl.

Relationship with Independent Accountants

Upon the Audit Committee's recommendation, the Board of Directors selected PriceWaterhouseCoopers as the independent accountants for the year 2000. They have served as the Company's and its subsidiaries' accountants for many years.

We expect representatives from PriceWaterhouseCoopers to attend the meeting to respond to your questions, and they will have the opportunity to make a statement at that time.

Other Matters

We do not intend to present any other business for action at the Annual Meeting and do not know of any other business intended to be presented by others.

Shareholder Proposals

Proposals of shareholders intended to be presented at next year's Annual Meeting, including nominations of Directors to be elected at such meeting, must be received by the Office of the Secretary, The Montana Power Company, 40 East Broadway, Butte, Montana 59701-9394, no later than November 26, 2000. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

By Order of the Board of Directors

Pamela K. Merrell Vice President and Secretary

MAP OF MEETING LOCATION AND AVAILABLE PARKING LOTS

Some parking will be available in designated parking lots around the Mother Lode Theatre. However, parking there is limited and we have arranged for additional parking remote from the Mother Lode Theatre at the Butte Chamber of Commerce, 1000 George Street, Butte, MT.

Bus transportation will be provided from the Chamber of Commerce parking lot, 1000 George Street, to the Mother Lode Theatre at 12:40 p.m. and 1:00 p.m.

Bus transportation from the Mother Lode Theatre to the Chamber of Commerce parking lot will be provided at 3:30 p.m., 4:00 p.m., and 4:30 p.m.

MAP TO:

The Mother Lode Theatre
316 W Park Butte, MT 59701
Parking lots Transportation from the Chamber of Commerce parking lot

Shareholders of record of proxy:

VOTE BY TELEPHONE OR INTERNET
QUICK ***EASY***IMMEDIATE
(To distribute your vote among directors other than evenly,
you must vote by mail.)

Vote by Telephone	Vote by Internet
It's fast and convenient and your vote is posted immediately.	It's fast and convenient and your vote is posted immediately. In addition, you may elect to receive all future materials by Internet.
Just follow these four easy steps:	Just follow these four easy steps:
1. Have your proxy card in hand when you call.	1. Have your proxy card in hand when you access our website.
2. Using a touch-tone telephone, call our toll-free number 1-800-245-6767.	2. Go to the website https://www.css2.sungard.com/Mtpower/ InterLink (case sensitive)
3. You will be prompted to enter the control number shown below.	3. You will be prompted to enter the proxy number, company number, and account number shown below.
4. Follow the voting instructions to vote your shares.	4. Follow the prompts to vote your shares.

Vote by Mail

Mark, sign and date your proxy form below, detach it and return it in the postage paid envelope provided.

If you vote by telephone or Internet, do not return this Voting Instruction Form. Thank you for your vote!

DETACH ALONG THIS LINE

------------------------------------------------------------------------------------------
Proxy Number: Company Number: Account Number: Control Number:	Common Stock The proxy is instructed to vote as follows: X PLEASE MARK VOTES AS IN THIS EXAMPLE
The Board of Directors recommends a vote "FOR" item 1.
		For	With- Hold	For All Except
1. Election of Directors

Nominees: (1) K. Foster, (2) C. Lehrkind, III, (3) D. D. McWhinney, and (4) J. P. Pederson. To withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. Unless otherwise specified, your votes will be cast evenly for all nominees that you have not stricken. To cast your vote unevenly among directors, write "cumulative for" with the number of shares and the name(s) you wish to vote for.

Dated: __________________, 2000

Signature(s)___________________

Please sign as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

IMPORTANT

Please submit your proxy today by one of
the following methods:
Telephone	Internet	Mail

If you do so now, we will be saved the expense
of follow-up solicitations.

DETACH ALONG THIS LINE

------------------------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

The Montana Power Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 9, 2000

The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. K. Merrell and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Annual Meeting of Shareholders on May 9, 2000, and at any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

Your vote for the election of Directors may be indicated on the reverse side. The nominees are K. Foster, C. Lehrkind, III, D. D. McWhinney, and J. P. Pederson.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

IF YOU ARE NOT VOTING BY TELEPHONE OR THE INTERNET, PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Shareholders of record proxy:

VOTE BY TELEPHONE OR INTERNET
QUICK ***EASY***IMMEDIATE
(To distribute your vote among directors other than evenly,
you must vote by mail.)

Vote by Telephone	Vote by Internet
It's fast and convenient and your vote is posted immediately.	It's fast and convenient and your vote is posted immediately. In addition, you may elect to receive all future materials by Internet.
Just follow these four easy steps:	Just follow these four easy steps:
1. Have your proxy card in hand when you call.	1. Have your proxy card in hand when you access our website.
2. Using a touch-tone telephone, call our toll-free number 1-800-245-6767.	2. Go to the website https://www.css2.sungard.com/Mtpower/ InterLink (case sensitive)
3. You will be prompted to enter the control number shown below.	3. You will be prompted to enter the proxy number, company number, and account number shown below.
4. Follow the voting instructions to vote your shares.	4. Follow the prompts to vote your shares.

Vote by Mail

Mark, sign and date your proxy form below, detach it and return it in the postage paid envelope provided.
If you vote by telephone or Internet, do not return this Voting Instruction Form. Thank you for your vote!

DETACH ALONG THIS LINE

-----------------------------------------------------------------------------------

Proxy Number: Company Number: Account Number: Control Number:	Preferred Stock The proxy is instructed to vote as follows: X PLEASE MARK VOTES AS IN THIS EXAMPLE
The Board of Directors recommends a vote "FOR" item 1.
		For	With- Hold	For All Except
1. Election of Directors

Nominees: (1) K. Foster, (2) C. Lehrkind, III, (3) D. D. McWhinney, and (4) J. P. Pederson. To withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. Unless otherwise specified, your votes will be cast evenly for all nominees that you have not stricken. To cast your vote unevenly among directors, write "cumulative for" with the number of shares and the name(s) you wish to vote for.

Dated: __________________, 2000

Signature(s)___________________

Please sign as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

Please sign as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

IMPORTANT

Please submit your proxy today by one of
the following methods:

Telephone	Internet	Mail

If you do so now, we will be saved the expense
of follow-up solicitations.

DETACH ALONG THIS LINE

--------------------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

The Montana Power Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 9, 2000

The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. K. Merrell and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Annual Meeting of Shareholders on May 9, 2000, and at any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

Your vote for the election of Directors may be indicated on the reverse side. The nominees are K. Foster, C. Lehrkind, III, D. D. McWhinney, and J. P. Pederson.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
IF YOU ARE NOT VOTING BY TELEPHONE OR THE INTERNET, PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Street shareholder proxy:

The Annual Meeting will be held at the Mother Lode Theatre, 316 W. Park, Butte, Montana on May 9, 2000 at 1:30 p.m.

Please mark, sign, date and return the proxy card below in the envelope provided. If you do so now we will be saved the expense of follow up solicitations. Please see back for directions.

DETACH ALONG THIS LINE

-----------------------------------------------------------------------------------------

___PLEASE MARK VOTES Preferred Stock
 AS IN THIS EXAMPLE The proxy is instructed to vote as follows:
The Board of Directors recommends a vote "FOR" item 1.
	FOR	WITH- HOLD	FOR ALL EXCEPT
1. Election of Directors	___	___	____

Nominees: K. Foster, C. Lehrkind, III, D. D. McWhinney, and J. P. Pederson. To withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. Unless otherwise specified, your votes will be cast evenly for all nominees that you have not stricken. To cast your vote unevenly among directors, write "cumulative for" and the number of shares and the name(s) you wish to vote for.

Dated: _______________________, 2000

____________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

____________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

____________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

Please sign as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

IMPORTANT Please send in your proxy today.
Please mark, sign, date and return the proxy card below in the envelope provided. If you do so now, the company will be saved the expense of follow up solicitations.

DETACH ALONG THIS LINE

---------------------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 9, 2000.

The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. K. Merrell and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Annual Meeting of Shareholders on May 9, 2000, and at any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

Your vote for the election of Directors may be indicated on the reverse side. The nominees are K. Foster, C. Lehrkind, III, D. D. McWhinney and J. P. Pederson.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Street shareholder proxy:

The Annual Meeting will be held at the Mother Lode Theatre, 316 W. Park, Butte, Montana on May 9, 2000 at 1:30 p.m.

Please mark, sign, date and return the proxy card below in the envelope provided. If you do so now we will be saved the expense of follow up solicitations. Please see back for directions.

DETACH ALONG THIS LINE

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___PLEASE MARK VOTES Common Stock
 AS IN THIS EXAMPLE The proxy is instructed to vote as follows:
The Board of Directors recommends a vote "FOR" item 1.
	FOR	WITH- HOLD	FOR ALL EXCEPT
1. Election of Directors	___	___	____

Nominees: K. Foster, C. Lehrkind, III, D. D. McWhinney, and J. P. Pederson. To withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. Unless otherwise specified, your votes will be cast evenly for all nominees that you have not stricken. To cast your vote unevenly among directors, write "cumulative for" and the number of shares and the name(s) you wish to vote for.

Dated: _______________________, 2000

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SIGNATURE(S) OF SHAREHOLDER(S)

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SIGNATURE(S) OF SHAREHOLDER(S)

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SIGNATURE(S) OF SHAREHOLDER(S)

Please sign as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

IMPORTANT Please send in your proxy today.
Please mark, sign, date and return the proxy card below in the envelope provided. If you do so now, the company will be saved the expense of follow up solicitations.

DETACH ALONG THIS LINE

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PROXY VOTING INSTRUCTIONS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 9, 2000.

The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. K. Merrell and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Annual Meeting of Shareholders on May 9, 2000, and at any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

Your vote for the election of Directors may be indicated on the reverse side. The nominees are K. Foster, C. Lehrkind, III, D. D. McWhinney and J. P. Pederson.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.